                                                                      Exhibit 99

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                                             May 2, 2001            to                June 1, 2001
Determination Date                                                          June 11, 2001
Distribution Date                                                           June 14, 2001

Available Amounts
-----------------
                Scheduled Payments plus Payaheads, net of Excluded Amounts                             6,443,283.10
                Prepayment Amounts                                                                     4,976,537.65
                Recoveries                                                                                13,412.78
                Investment Earnings on Collection Account and Reserve Fund                                12,027.92
                Late Charges                                                                              26,073.99
                Servicer Advances                                                                              0.00

                Total Available Amounts                                                               11,471,335.44
                -----------------------                                                               -------------

Payments on Distribution Date
-----------------------------

     (A)**      Trustee Fees (only applicable pursuant to an Event of Default)                                 0.00

      (A)       Unreimbursed Servicer Advances to the Servicer                                                 0.00

      (B)       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                           0.00

      (C)       Interest due to Class A-1 Notes                                                                0.00

      (D)       Interest due to Class A-2 Notes                                                           41,708.28

      (E)       Interest due to Class A-3 Notes                                                          584,443.67

      (F)       Interest due to Class A-4 Notes                                                          380,594.75

      (G)       Interest due to Class B Notes                                                             16,564.72

      (H)       Interest due to Class C Notes                                                             16,901.80

      (I)       Interest due to Class D Notes                                                             28,545.26

      (J)       Interest due to Class E Notes                                                             18,356.02

      (K)       Class A-1 Principal Payment Amount                                                             0.00

      (L)       Class A-2 Principal Payment Amount                                                     7,699,989.40

      (M)       Class A-3 Principal Payment Amount                                                     2,684,231.54

      (N)       Class A-4 Principal Payment Amount                                                             0.00

      (O)       Class B Principal Payment Amount                                                               0.00

      (P)       Class C Principal Payment Amount                                                               0.00

      (Q)       Class D Principal Payment Amount                                                               0.00

      (R)       Class E Principal Payment Amount                                                               0.00

      (S)       Additional Principal to Class A-1 Notes                                                        0.00

      (T)       Additional Principal to Class A-2 Notes                                                        0.00

      (U)       Additional Principal to Class A-3 Notes                                                        0.00

      (V)       Additional Principal to Class A-4 Notes                                                        0.00

      (W)       Additional Principal to Class B Notes                                                          0.00

      (X)       Additional Principal to Class C Notes                                                          0.00

      (Y)       Additional Principal to Class D Notes                                                          0.00

      (Z)       Additional Principal to Class E Notes                                                          0.00

     (AA)       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                               0.00
     (AB)       Deposit to the Reserve Fund                                                                    0.00
     (AC)       Excess to Certificateholder                                                                    0.00

                Total distributions to Noteholders and Certificateholders                             11,471,335.44
                ---------------------------------------------------------                             -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

                Trustee fees due on Distribution Date                                                                     0.00

Unreimbursed Servicer Advances
------------------------------

                Unreimbursed Servicer Advances                                                                            0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

      (i)       Servicing Fee Percentage                                                                                 0.40%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                                184,989,583.17
     (iii)      Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                   0.00
     (iv)       Servicing Fee accrued but not paid in prior periods                                                       0.00
                Total Servicing Fee due and accrued ( (iii) + (iv) )                                                      0.00
                Servicing Fee carried forward                                                                             0.00

                Monthly Servicing Fee distributed                                                                         0.00


Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                                          -
                Class A-1 Interest Rate                                                                               6.12905%
                Number of days in Accrual Period                                                                            31
                Current Class A-1 interest due                                                                            0.00
                Class A-1 interest accrued but not paid in prior periods                                                  0.00
                Total Class A-1 interest due                                                                              0.00
                Class A-1 interest carried forward                                                                        0.00

                Class A-1 interest distribution                                                                           0.00


Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                               7,699,989.40
                Class A-2 Interest Rate                                                                               6.50000%
                Current Class A-2 interest due                                                                       41,708.28
                Class A-2 interest accrued but not paid in prior periods                                                  0.00
                Total Class A-2 interest due                                                                         41,708.28
                Class A-2 interest carried forward                                                                        0.00

                Class A-2 interest distribution                                                                      41,708.28


Class A-3 Interest Schedule
---------------------------

                Opening Class A-3 principal balance                                                             105,463,520.00
                Class A-3 Interest Rate                                                                               6.65000%
                Current Class A-3 interest due                                                                      584,443.67
                Class A-3 interest accrued but not paid in prior periods                                                  0.00
                Total Class A-3 interest due                                                                        584,443.67
                Class A-3 interest carried forward                                                                        0.00

                Class A-3 interest distribution                                                                     584,443.67


Class A-4 Interest Schedule
---------------------------

                Opening Class A-4 principal balance                                                              67,262,695.00
                Class A-4 Interest Rate                                                                               6.79000%
                Current Class A-4 interest due                                                                      380,594.75
                Class A-4 interest accrued but not paid in prior periods                                                     -
                Total Class A-4 interest due                                                                        380,594.75
                Class A-4 interest carried forward                                                                           -

                Class A-4 interest distribution                                                                     380,594.75


Class B Interest Schedule
-------------------------

                Opening Class B principal balance                                                                 2,889,195.95
                Class B Interest Rate                                                                                 6.88000%
                Current Class B interest due                                                                         16,564.72
                Class B interest accrued but not paid in prior periods                                                       -
                Total Class B interest due                                                                           16,564.72
                Class B interest carried forward                                                                             -

                Class B interest distribution                                                                        16,564.72

Class C Interest Schedule
-------------------------

               Opening Class C principal balance                                                                 2,889,195.95
               Class C Interest Rate                                                                                 7.02000%
               Current Class C interest due                                                                         16,901.80
               Class C interest accrued but not paid in prior periods                                                       -
               Total Class C interest due                                                                           16,901.80
               Class C interest carried forward                                                                             -

               Class C interest distribution                                                                        16,901.80


Class D Interest Schedule
-------------------------

               Opening Class D principal balance                                                                 4,622,713.40
               Class D  Interest Rate                                                                                7.41000%
               Current Class D interest due                                                                         28,545.26
               Class D interest accrued but not paid in prior periods                                                    0.00
               Total Class D interest due                                                                           28,545.26
               Class D interest carried forward                                                                          0.00

               Class D interest distribution                                                                        28,545.26


Class E Interest Schedule
-------------------------

               Opening Class E principal balance                                                                 2,311,356.38
               Class E  Interest Rate                                                                                9.53000%
               Current Class E interest due                                                                         18,356.02
               Class E interest accrued but not paid in prior periods                                                    0.00
               Total Class E interest due                                                                           18,356.02
               Class E interest carried forward                                                                          0.00

               Class E interest distribution                                                                        18,356.02


Class A-1 Principal Schedule
----------------------------

               Class A-1 Maturity Date                                                                        January 6, 2001
      (i)      Opening Class A-1 principal balance                                                                       0.00
     (ii)      Aggregate outstanding principal of Notes plus Overcollateralization Balance                     184,989,583.17
     (iii)     ADCB as of last day of the Collection Period                                                    173,110,723.07
               Monthly Principal Amount ( (ii) - (iii) )                                                        11,878,860.10
     (iv)      Class A-1 Principal Payment Amount                                                                        0.00
               Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                            0.00
               Class A-1 Principal Payment Amount distribution                                                           0.00
               Principal carryforward Class A-1                                                                          0.00

               Class A-1 Principal Balance after current distribution                                                    0.00


Class A Principal Payment Amount
--------------------------------

      (i)      Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                      180,426,204.40
     (ii)      Class A Target Investor Principal Amount (94.0% * ending ADCB)                                  162,724,079.69
               Class A Principal Payment Amount                                                                 17,702,124.71
               Funds available for distribution after Class A-1 distribution                                    10,384,220.94


Class A-2 Principal Schedule
----------------------------

               Opening Class A-2 principal balance                                                               7,699,989.40
               Class A-2  Principal Payment Amount                                                               7,699,989.40
               Class A-2 Principal Payment Amount distribution                                                   7,699,989.40
               Principal carryforward Class A-2                                                                          0.00

               Class A-2 principal balance after current distribution                                                    0.00

Class A-3 Principal Schedule
----------------------------

                Opening Class A-3 principal balance                                                             105,463,520.00
                Class A-3 Principal Payment Amount                                                               10,002,135.31
                Class A-3 Principal Payment Amount distribution                                                   2,684,231.54
                Principal carryforward Class A-3                                                                 (7,317,903.77)

                Class A-3 principal balance after current distribution                                          102,779,288.46


Class A-4 Principal Schedule
----------------------------

                Opening Class A-4 principal balance                                                              67,262,695.00
                Class A-4 Principal Payment Amount                                                                        0.00
                Class A-4 Principal Payment Amount distribution                                                           0.00
                Principal carryforward Class A-4                                                                          0.00

                Class A-4 principal balance after current distribution                                           67,262,695.00


Class B Principal Schedule
--------------------------

                Opening Class B principal balance                                                                 2,889,195.95
                Class B Target Investor Principal Amount (1.25% * ending ADCB)                                    2,163,884.24
                Class B Floor                                                                                    (2,889,195.95)
                Class B Principal Payment Amount due                                                                725,311.71
                Class B Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class B                                                                      725,311.71

                Class B principal balance after current distribution                                              2,889,195.95


Class C Principal Schedule
--------------------------

                Opening Class C principal balance                                                                 2,889,195.95
                Class C Target Investor Principal Amount (1.25% * ending ADCB)                                    2,163,884.24
                Class C Floor                                                                                     8,092,495.70
                Class C Principal Payment Amount due                                                                725,311.71
                Class C Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class C                                                                      725,311.71

                Class C principal balance after current distribution                                              2,889,195.95


Class D Principal Schedule
--------------------------

                Opening Class D principal balance                                                                 4,622,713.40
                Class D Target Investor Principal Amount (2.00% * ending ADCB)                                    3,462,214.68
                Class D Floor                                                                                     4,622,713.40
                Class D Principal Payment Amount due                                                              1,160,498.72
                Class D Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class D                                                                    1,160,498.72

                Class D principal balance after current distribution                                              4,622,713.40

Class E Principal Schedule
--------------------------

                Opening Class E principal balance                                                                 2,311,356.38
                Class E Target Investor Principal Amount (1.00% * ending ADCB)                                    1,731,107.10
                Class E Floor                                                                                     2,311,356.38
                Class E Principal Payment Amount due                                                                580,249.28
                Class E Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class E                                                                      580,249.28

                Class E principal balance after current distribution                                              2,311,356.38

Additional Principal Schedule
-----------------------------

                Floors applicable (Yes/No)                                                                                 Yes
                Monthly Principal Amount                                                                         11,878,860.10
                Sum of Principal Payments payable on all classes                                                 20,893,496.13
                Additional Principal  payable                                                                             0.00
                Additional Principal available, if payable                                                                0.00

                Class A-1 Additional Principal allocation                                                                 0.00
                Class A-1 principal balance after current distribution                                                       -

                Class A-2 Additional Principal allocation                                                                 0.00
                Class A-2 principal balance after current distribution                                                       -

                Class A-3 Additional Principal allocation                                                                 0.00
                Class A-3 principal balance after current distribution                                          102,779,288.46

                Class A-4 Additional Principal allocation                                                                 0.00
                Class A-4 principal balance after current distribution                                           67,262,695.00

                Class B Additional Principal allocation                                                                   0.00
                Class B principal balance after current distribution                                              2,889,195.95

                Class C Additional Principal allocation                                                                   0.00
                Class C principal balance after current distribution                                              2,889,195.95

                Class D Additional Principal allocation                                                                   0.00
                Class D principal balance after current distribution                                              4,622,713.40

                Class E Additional Principal allocation                                                                   0.00
                Class E principal balance after current distribution                                              2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

      (i)       Servicing Fee Percentage                                                                                  0.40%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                                184,989,583.17
     (iii)      Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                           61,663.19
     (iv)       Servicing Fee accrued but not paid in prior periods                                                 286,282.37
                Total Servicing Fee due and accrued ( (iii) + (iv) )                                                347,945.56
                Servicing Fee carried forward                                                                       347,945.56

                Monthly Servicing Fee distributed                                                                         0.00


Reserve Fund Schedule
---------------------

                Initial ADCB                                                                                    365,558,126.61
                10% of Initial ADCB                                                                              36,555,812.66

                Outstanding Principal Amount of the Notes as of the preceding Distribution Date                 193,138,666.08

                ADCB as of the end of the Collection Period                                                     173,110,723.07
                Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                 1,351,970.66
                Prior month Reserve Fund balance                                                                  1,170,398.75
                Deposit to Reserve Fund - excess funds                                                                    0.00
                Interim Reserve Fund Balance                                                                      1,170,398.75
                Current period draw on Reserve Fund for Reserve Interest Payments                                         0.00
                Current period draw on Reserve Fund for Reserve Principal Payments                                        0.00
                Excess to Certificateholder                                                                               0.00
                Ending Reserve Fund balance                                                                       1,170,398.75


                Reserve Fund balance as a percentage of aggregate note balances as of the first day
                 of the Collection Period                                                                                 0.61%
                Investment Earnings on Reserve Account                                                                4,066.87

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


        Class A-1
        ---------
        Class A-1 principal balance                                              -
        Initial Class A-1 principal balance                          93,400,101.00

        Note factor                                                    0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                           0.00
        Initial Class A-2 principal balance                          77,498,323.00

        Note factor                                                    0.000000000


        Class A-3
        ---------
        Class A-3 principal balance                                 102,779,288.46
        Initial Class A-3 principal balance                         105,463,520.00

        Note factor                                                    0.974548246


        Class A-4
        ---------
        Class A-4 principal balance                                  67,262,695.00
        Initial Class A-4 principal balance                          67,262,695.00

        Note factor                                                    1.000000000


        Class B
        -------
        Class B principal balance                                     2,889,195.95
        Initial Class B principal balance                             4,569,477.00

        Note factor                                                    0.632281539


        Class C
        -------
        Class C principal balance                                     2,889,195.95
        Initial Class C principal balance                             4,569,477.00

        Note factor                                                    0.632281539


        Class D
        -------
        Class D principal balance                                     4,622,713.40
        Initial Class D principal balance                             7,311,163.00

        Note factor                                                    0.632281540


        Class E
        -------
        Class E principal balance                                     2,311,356.38
        Initial Class E principal balance                             3,655,581.00

        Note factor                                                    0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

     (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date                 193,138,666.08
     (ii)      Overcollateralization Balance as of the preceding Distribution Date                              (8,149,082.91)
     (iii)     Monthly Principal Amount                                                                         11,878,860.10
     (iv)      Available Amounts remaining after the payment of interest                                        10,384,220.94
     (v)       ADCB as of the end of the Collection Period                                                     173,110,723.07
               Cumulative Loss Amount                                                                            1,494,639.16

Class B Floor Calculation
-------------------------

               Class B Floor percentage                                                                                1.8600%
               Initial ADCB                                                                                    365,558,126.61
               Cumulative Loss Amount for current period                                                         1,494,639.16
               Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes
               and Overcollateralization Balance                                                                 1,674,182.82
               Class B Floor                                                                                     6,619,837.49

Class C Floor Calculation
-------------------------

               Class C Floor percentage                                                                                1.4725%
               Initial ADCB                                                                                    365,558,126.61
               Cumulative Loss Amount for current period                                                         1,494,639.16
               Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
               Overcollateralization Balance                                                                    (1,215,013.13)
               Class C Floor                                                                                     8,092,495.70


Class D Floor Calculation
-------------------------

               Class D Floor percentage                                                                                1.0850%
               Initial ADCB                                                                                    365,558,126.61
               Cumulative Loss Amount for current period                                                         1,494,639.16
               Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance           (5,837,726.53)
               Class D Floor                                                                                     4,622,713.40

Class E Floor Calculation
-------------------------

               Class E Floor percentage                                                                                0.4650%
               Initial ADCB                                                                                    365,558,126.61
               Cumulative Loss Amount for current period                                                         1,494,639.16
               Overcollateralization Balance                                                                    (8,149,082.91)
               Class E Floor                                                                                     2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                                                                           Yes

An Event of Default has occurred  (Yes/No)                                                                                 No

10% Substitution Limit Calculation
----------------------------------

               ADCB as of the Cut-off Date:                                                                    365,558,126.61

               Cumulative DCB of Substitute Contracts replacing materially modified contracts                      2337681.79
               Percentage of Substitute Contracts replacing materially modified contracts                         0.006394829

               Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                        No

5% Skipped Payment Limit Calculation
------------------------------------

               The percent of contracts with Skipped Payment modifications                                        0.000371733
               0.000371733 The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                No
               No Any Skipped Payments have been deferred later than January 1, 2006                                       No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                              184,989,583.17
                Principal collections                                                                           (5,447,463.12)
                Prepayment Amounts                                                                              (4,947,204.85)
                Defaulted Contracts                                                                             (1,551,091.29)
                Change in payaheads                                                                                 66,899.16
                Other items including Substitutions and Repurchases                                                      0.00
ADCB as of the last day of the Collection Period                                                               173,110,723.07

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                    1,551,091.29
Number of Contracts that became Defaulted Contracts during the period                                                       8
Defaulted Contracts as a percentage of ADCB (annualized)                                                                10.75%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                       4,919,743.88
Number of Prepaid Contracts as of the last day of the Collection Period                                                     5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                     0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                  0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                              0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                    0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                    13,412.78

Cumulative Servicer Advances paid by the Servicer                                                               15,713,666.45
Cumulative reimbursed Servicer Advances                                                                         15,713,666.45

Delinquencies and Losses                                  Dollars                                 Percent
------------------------                                  -------                                 -------

                Current                                157,597,349.51                              91.04%
                31-60 days past due                     10,395,713.23                               6.01%
                61-90 days past due                      2,034,617.77                               1.18%
                Over 90 days past due                    3,083,042.56                               1.78%
                Total                                  173,110,723.07                             100.00%

                31+ days past due                       15,513,373.56                               8.96%


      (i)       Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                         14,224,330.70
      (ii)      Cumulative Recoveries realized on Defaulted Contracts                                             2,158,064.35
                Cumulative net losses to date  ( (i) - (ii) )                                                    12,066,266.35
                Cumulative net losses as a percentage of the initial ADCB                                                 3.30%